

SYNTHETIC BIOLOGICS

February 13, 2012

Adeona Pharmaceuticals, Inc. (NYSE Amex: AEN)
d/b/a Synthetic Biologics
Pending Name and Ticker Symbol Change

SYNTHETIC BIOLOGICS

Forward-Looking Statements

This presentation includes forward-looking statements on Adeona's current expectations and projections about future events. In some cases forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," "indicates," and similar expressions. These statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding our clinical trials, our establishment of partnerships and our execution of our growth strategy. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from those reflected in Adeona's forward-looking statements include, among others, a failure of our biologic or drug candidates to be demonstrably safe and effective, a failure to initiate clinical trials and if initiated, a failure to achieve the desired results, a failure to obtain regulatory approval for our biologic and drug product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our biologic or drug product candidates for the specific indications, a lack of acceptance of our product candidates in the marketplace, a failure of us or our subsidiaries to become or remain profitable, a failure to establish collaborations, our inability to obtain or maintain the capital or grants necessary to fund the company's research and development activities, a loss of any of our key scientists or management personnel, and other factors described in Adeona's report on Form 10-K for the year ended December 31, 2010, subsequent Form 10-Qs and any other filings with the SEC. Adeona is doing business as Synthetic Biologics pending a stockholder vote scheduled February 15, 2012. The information in this presentation is provided only as of the date presented, and Adeona undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law.

Corporate Overview

- Public Company (NYSE Amex: AEN)
  - Pending name change to Synthetic Biologics, Inc. (NYSE Amex: SYN) (anticipated February 15, 2012)
- Synthetic DNA-based medicines for serious unmet medical needs
  - Exclusive collaboration with Intrexon Corporation (November 21, 2011)
  - Synthetic DNA-based therapy for pulmonary arterial hypertension (PAH)
- Funded clinical programs
  - Oral estriol for multiple sclerosis (MS)
    - $8.75 million in grant funding
  - Flupirtine for fibromyalgia
    - $17.5 million partnership with Meda AB
  - Oral modified-release zinc acetate for Lou Gehrig's disease (ALS)

Corporate Strategy

- Harness synthetic biology to treat human diseases
- Design and develop synthetic DNA-based therapeutics
- Forge and expand new and existing collaborations

SYNTHETIC BIOLOGICS

Financial Snapshot

- Current Price: $2.69
- 52 Week Range: $0.42 - $2.75
- Average Volume (3 months): 504,992
- Shares Outstanding: ~31.9 million
- Market Capitalization: ~$86 million
- Cap Structure: Straight Common. No Debt. No Preferred.
- Cash: ~$7.3 million (*pro forma* January 31, 2012)

Stock information as of 2/9/2012

SYNTHETIC BIOLOGICS

Product Pipeline

Synthetic Biologics Division					
Medical Indication	**Biologic Candidate**	**Preclinical**	**Phase I**	**Phase II**	**Phase III**
Pulmonary arterial hypertension	Synthetic DNA-based therapy				
Funded Clinical Programs					
Medical Indication	**Drug Candidate**	**Pre-IND**	**Phase I**	**Phase II**	**Phase III**
Relapses in multiple sclerosis	Trimesta™				
Cognitive dysfunction in multiple sclerosis	Trimesta™				
Fibromyalgia	Effirma™				
ALS	AEN-100				

Adeona Team

Management

- Jeffery L. Riley, CEO
  Pfizer, Nichols Institute (Quest), SmithKline Beecham, QIC
- John Monahan, Sr. VP R&D
  Avigen, Somatix, Triton Biosciences, Hoffman-LaRoche
- C. Evan Ballantyne, CFO
  Clinical Data, Inc., Avedro, ZymeQuest, ACNielsen, IMS

Collaborators

- PAH – Synthetic DNA-Based Therapy
  Intrexon Corporation
- Multiple Sclerosis – Trimesta™
  Rhonda Voskuhl, MD, Professor, UCLA
- Fibromyalgia – Effirma™
  Meda AB
- ALS (Lou Gehrig's disease) – AEN-100
  PNA Center for Neurological Research

SYNTHETIC BIOLOGICS

Gene Medicine 2.0

- 1990-2000: High hopes and promise
- 2000-2004: Set-backs and disappointments
  - Safety concerns
  - Inability to control *in vivo* expression and protein production
  - Immunogenicity
  - Inability to optimize long-term expression
- 2004-2011: Corporate abandonment of gene medicine
- Gene Medicine 2.0: Vision for 2012 and beyond
  - *In vivo* control with on-off switch (RheoSwitch Therapeutic System®)
  - Modular synthetic DNA to engineer and optimize design

Intrexon Corporation


San Francisco, CA
Industrial Products Division
Protein Production Division
San Diego, CA
Cell Engineering Unit
Blacksburg, VA
UltraVector® Division
Germantown, MD
Human Therapeutics
and Animal Science Divisions
Research Triangle Park, NC
AgBio Division
Charleston, SC
Protein Production Division

WINNER Fierce 15
FierceBiotech

More than 300 employees

Synthetic Biologic Steps



Human Genome

→



Computer-aided Design

→



DNA Synthesizer

→


MOD-2
(Transcript Domain)
MOD-1
(Promoter)
MOD-3
(3' REG)
"Off-the-shelf" DNA components

Synthetic DNA Modules

→


MOD-1
(Promoter)
MOD-2
(Transcript Domain)
MOD-3
(3' REG)
Transgene

Synthetic DNA Transgene

→



DNA-based Therapeutic

SYNTHETIC BIOLOGICS

Insertion of Synthetic DNA


Virus
DNA

Image courtesy of Intrexon Corporation

SYNTHETIC BIOLOGICS

Insertion of Synthetic DNA



Virus
DNA
Synthetic DNA
Segment of Virus DNA
exchanged

Image courtesy of Intrexon Corporation

SYNTHETIC BIOLOGICS

Insertion of Synthetic DNA



Virus
DNA
Synthetic DNA
inserted

Image courtesy of Intrexon Corporation

SYNTHETIC BIOLOGICS

Insertion of Synthetic DNA


Virus
DNA
Proteins
mRNA

Image courtesy of Intrexon Corporation

Control of Gene Expression with RheoSwitch Therapeutic System®



Viral vector
RheoSwitch® Proteins
RTS-GOI
'OFF'
Nucleus
Cytoplasm

Image courtesy of Intrexon Corporation.
RheoSwitch® is a registered trademark of Intrexon Corporation.

Control of Gene Expression with RheoSwitch Therapeutic System®


RheoSwitch® Activator Ligand (AL) orally administered
RTS-GOI 'OFF'
Nucleus
Cytoplasm

Image courtesy of Intrexon Corporation

Control of Gene Expression with RheoSwitch Therapeutic System®


AL
RTS-GOI
'OFF'
Nucleus
Cytoplasm

Oral Activator Ligand (AL)

Image courtesy of Intrexon Corporation

SYNTHETIC BIOLOGICS

Control of Gene Expression with RheoSwitch Therapeutic System®


mRNA
RTS-GOI
'ON'
Nucleus
Cytoplasm

Image courtesy of Intrexon Corporation

SYNTHETIC BIOLOGICS

Control of Gene Expression with RheoSwitch Therapeutic System®


Translation
Proteins
RTS-GOI
'ON'
Nucleus
Cytoplasm

Image courtesy of Intrexon Corporation

SYNTHETIC BIOLOGICS

Control of Gene Expression with RheoSwitch Therapeutic System®


Proteins
RTS-GOI
'ON'
Nucleus
Cytoplasm

Image courtesy of Intrexon Corporation

SYNTHETIC BIOLOGICS

RheoSwitch® Technology

On-Off switch with dose adjustment control


ON-OFF
mIL-12 expression (ng/ml medium/6hrs)
60
50
40
30
20
10
0
Off
On
On
HT1080 Cells
0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90
Time after viral transduction (hours)

RheoSwitch® control design advantages include improved safety, reduced side effects and enhanced efficacy

Image courtesy of Intrexon Corporation

Pulmonary Arterial Hypertension (PAH)

Synthetic DNA-Based Therapy

Anatomy of PAH

Heart and Lungs of Normal Patient


Pulmonary Arteries
(to lungs)
Aorta
Pulmonary Veins
(from lungs)
Right
Atrium
Right
Atrium
Right Ventricle
Left Ventricle
Lungs

Heart and Lungs of PAH Patient


Constriction of
Pulmonary Arteries
Enlarged
Right Ventricle

Normal Artery Flow



Constricted Artery Flow



SYNTHETIC
BIOLOGICS

PAH Market

- The global PAH market is estimated to reach $3.6 billion[1] by 2015
- Current approved approaches for PAH include
  - Prostacyclin analogs
  - ET-1 receptor antagonists
  - PDE5 inhibitors
- Prostacyclin analogs are most well established but have significant dose limiting systemic side effects that inhibit their utility and long-term benefit

[1] Source: GlobalData, Pulmonary Arterial Hypertension (PAH) – Drug Pipeline Analysis and Market Forecasts to 2016.

PAH Product Positioning and Clinical Need

- Prostaglandin synthase (PGIS) is the final committed enzyme in the metabolic pathway of prostacyclin production
- PGIS is deficient in PAH pulmonary arteries
- Our intended synthetic DNA-based approach
  - Deliver PGIS gene to pulmonary arteries
    - Single procedure for vector delivery via catheter
  - Utilize oral RheoSwitch® activator ligand to turn on PGIS expression
    - To locally produce prostacyclin where it's needed (pulmonary arteries)
    - Adjust dosing of oral activator ligand as needed for desired prostacyclin dose
- Intended result:
  - Local expression of PGIS in the pulmonary arteries may achieve a far wider therapeutic window compared to systemic prostacyclin analogs

SYNTHETIC BIOLOGICS

Funded Clinical Programs

Multiple Sclerosis

Trimesta™

Historical Efficacy of Estriol

The "Pregnancy Hormone" – Linked to fetal immune privilege

- Female hormone produced by placenta during pregnancy
- Approved in Europe and Asia for 40 years to treat symptoms of menopause, but never approved in the U.S. for any indication
- PRegnancy In Multiple Sclerosis (PRIMS) study followed 254 pregnant women with multiple sclerosis (MS)
  - Relapse rates were significantly reduced by 71% ($p < 0.001$) through the third trimester of pregnancy from pre-baseline levels
  - Relapse rates then increased by 120% ($p < 0.001$) during the first three months post-partum

The NEW ENGLAND JOURNAL of MEDICINE

SYNTHETIC BIOLOGICS

Multiple Sclerosis

Patient population and market size

- According to the National Multiple Sclerosis Society
  - 400,000 patients in U.S. afflicted with MS
  - 200 people per week are diagnosed with MS in the U.S.
  - 2.5 million worldwide are affected by MS
  - ~85% of MS patients are originally diagnosed with relapsing-remitting MS
  - ~70% of MS patients are women
    - Adeona's target market: women with relapsing-remitting MS
- Up to $4.8 billion[1] total U.S. market potential

[1] Based on an estimated annual price of $20,000 per patient

Relapses in Multiple Sclerosis

Drug candidate – Trimesta (estriol)

- Trimesta developed by Rhonda Voskuhl, M.D., Professor, UCLA Department of Neurology
  - Jack H. Skirball Chair for MS Research and Director, UCLA MS Program
- Completed an investigator-initiated, 10-patient, 22-month, single-agent, crossover clinical trial evaluating Trimesta
  - Over a 6-month period <u>decreased</u> the number of brain lesions by 82% (p = 0.02) and volume of brain lesions by 82% (p = 0.01) *
  - After a 6-month drug holiday, Trimesta was given for 4 months; <u>decreased</u> the number of brain lesions by 48% (p = 0.04) and volume of brain lesions by 88% (p = 0.008)*
  - Well-tolerated with only menstrual cycle abnormalities detected

* Compared to 6 month baseline measurement

SYNTHETIC BIOLOGICS

Trimesta

Drug development – Relapses in MS trial

- Randomized, double-blind, placebo-controlled Phase II clinical trial[1] of female patients with relapsing-remitting MS underway at 15 U.S. centers
- Comparing relapse rates over 2 years between 8 mg of Trimesta taken daily versus matching placebo with Copaxone® as standard of care for all patients
- As of September 19, 2011
  - 150th MS patient enrolled per original protocol
  - Available funding enabling continued enrollment of additional 10-20 patients and potential increased power of clinical trial
- Ongoing clinical trial is funded to completion with over $8 million in grant funding awarded to date

[1] www.clinicaltrials.gov/ct2/show/NCT00451204

Multiple Sclerosis

Patient population and market size

- According to the National Multiple Sclerosis Society
  - 400,000 patients in U.S. afflicted with MS
  - 200 people per week are diagnosed with MS in the U.S.
  - 2.5 million worldwide are affected by MS
  - ~50% of MS patients will be affected by cognitive dysfunction
  - ~70% of MS patients are women
    - Adeona's target market: women with MS affected by cognitive dysfunction
  - Currently, there is no FDA-approved therapy for cognitive dysfunction in MS
- Up to $2.8 billion[1] total U.S. market potential

[1] Based on an estimated annual price of $20,000 per patient

SYNTHETIC BIOLOGICS

Cognitive Dysfunction in Multiple Sclerosis

Drug candidate – Trimesta (estriol)



- Completed investigator-initiated clinical trial evaluating Trimesta
  - Demonstrated a 14% *improvement* in Paced Auditory Serial Addition Test (PASAT) cognitive testing scores (p = 0.04) in relapsing-remitting MS patients at 6 months of therapy
  - PASAT is a routine cognitive test performed in patients with a wide variety of neuropsychological disorders such as MS

SYNTHETIC BIOLOGICS

Trimesta

Drug development – Cognitive dysfunction MS trial

- Initiated second Phase II Trimesta clinical trial[1] to be led by Dr. Voskuhl in MS patients (January 2012)
  - Randomized, double-blind, placebo-controlled clinical trial of female MS patients with cognitive dysfunction at UCLA
  - Enrolling 64 relapsing-remitting or secondary-progressive female MS patients
  - Randomized 1:1 into the treatment (Trimesta) and placebo groups, in addition to a standard FDA-approved MS treatment
  - Patients dosed and monitored for one year
- Primary cognition endpoint is change in cognition comparing Trimesta and placebo group utilizing PASAT cognitive testing scores
- Majority of the trial is funded by private foundations

[1] www.clinicaltrials.gov/ct2/show/NCT01466114

Fibromyalgia

Effirma™

Fibromyalgia Market Opportunity

Commercial potential for Effirma (flupirtine)

- Chronic and debilitating condition characterized by widespread pain and stiffness throughout body, accompanied by severe fatigue, insomnia and mood symptoms
  - Affects 3-6% of the population worldwide, including an estimated 10 million patients in the U.S.[1]
- Up to $6 billion[2] total U.S. market potential
- Flupirtine has been marketed in Europe since 1984 as a treatment for pain, but never approved in the U.S.
- Flupirtine has potential to be unique mechanism of action for fibromyalgia
  - Selective neuronal potassium channel opener that also has NMDA receptor antagonist properties
  - Encouraging initial human results in fibromyalgia reported at a Harvard teaching hospital

[1] According to the National Fibromyalgia Association; [2] Based on an estimated annual price of $1,200 per patient

SYNTHETIC BIOLOGICS

Corporate Partnership with Meda AB

Effirma for fibromyalgia attracted large pharma collaboration

- $17.5 million corporate partnership with Meda announced in May 2010
  - Meda assumes all future development costs
  - $2.5 million upfront payment received
  - Potential to receive up to $15 million in future milestone payments upon achievement of certain conditions plus royalties
  - Flupirtine for fibromyalgia currently in Phase II development
- Meda is a Swedish-based pharma company
  - Sales operations in more than 50 countries
  - Worldwide sales in 2010 exceeded $1.8 billion (USD)

Amyotrophic Lateral Sclerosis (ALS)

AEN-100

ALS or Lou Gehrig's Disease

Devastating neurodegenerative disease


Zn

- Affects the motor nerve cells in the brain and the spinal cord of both males and females usually over age 50
- Progressive loss of muscle strength and coordination eventually makes it impossible to get out of a chair, swallow or breathe
- Does not affect the senses and only rarely affects bladder/bowel function or the ability to think/reason
- No known cure for ALS, nor a known cause in most cases
- According to the ALS Association
  - Up to 30,000 people have ALS at any given time in the U.S.
  - Average lifespan from time of symptom onset is 2-5 years
  - ~ 20% of people with ALS live 5 years or more
- Up to $300 million[1] total U.S. market potential

[1] Based on an estimated annual price of $10,000 per patient

SYNTHETIC BIOLOGICS

Potential Role for Zinc in Pathogenesis of ALS

- **Zinc is implicated in**
  - All three forms of ALS
  - Multiple established disease pathways in ALS
- **Net result**
  - Sequestration of zinc in the central nervous system (CNS)
- **Therapeutic approach**
  - Overcome CNS zinc deficiency with AEN-100



Zinc and copper bind to SOD-1
SOD-1
Cu
Zn
Zinc binds to BMAA[1]
Zinc sequestered into inclusions
Zinc binds to glutamate[2]
Familial ALS
Sporadic ALS
Guamanian ALS[3]

Sources: [1] Nunn, P. Amyotrophic Lateral Sclerosis, 2009 Supp; [2] Spiridon, et al. Journal of Physiology, 2004, Vol 506(2): 363-376; [3] Bradley. Amyotrophic Lateral Sclerosis, 2009; 2: 7-20

SYNTHETIC BIOLOGICS

Zinc Therapy in ALS

Positive top-line results

- PNA Center for Neurological Research (PNA) conducted a Phase I/II open label safety study[1] of oral high dose zinc therapy in ALS patients
- 8 of the 10 patients enrolled in the study were dosed with 90 mg of zinc per day (and 2 mg of copper every other day) for 3 months
- Patients were monitored at baseline and 1, 2, and 3 months
- Top-line results presented at the 22nd International Symposium on ALS/MND
  - *Primary outcome*:
    - No safety issues related to zinc therapy were observed
  - *Secondary outcome*:
    - On average, the 8 patients in the study lost 0.37 ALSFRS-R points per month
      - Rate of disease progression measured by ALS Functional Rating Score-Revised (ALSFRS-R)
    - On average, historical controls lost 0.91 ALSFRS-R points per month
    - On average, the 8 patients in the study lost 0.61 ALSFRS-R points per month, prior to enrolling in the zinc therapy study

[1] www.clinicaltrials.gov/ct2/show/NCT01259050

ALS or Lou Gehrig's Disease

Drug development – AEN-100 (zinc acetate)

- Planned double-blind, placebo-controlled Phase II/III clinical trial in ALS patients
  - Enroll at least 60 patients at 6 clinical sites
  - Randomized into treatment or matching placebo arms
  - All patients remain on RILUTEK® (riluzole) as the standard of care treatment
  - Dosed for at least 6 months with periodic monitoring
  - Conducted by the neurology team at the PNA
- Treatment group to receive AEN-100, high-dose zinc acetate-based tablet that is gastroretentive and sustained-release
- Planned co-primary endpoints determining the safety and efficacy of AEN-100

SYNTHETIC BIOLOGICS

Intellectual Property

- Intrexon Corporation intellectual property
  - RheoSwitch Therapeutic System® and vector constructs

- Synthetic Biologics intellectual property
  - Select issued patents
    - Trimesta (estriol)
      - U.S. Patent 6,936,599, issued August 30, 2005
    - Effirma (flupirtine)
      - U.S. Patent 6,610,324, issued August 26, 2003
  - Select patents pending
    - Trimesta (estriol) – 11 other patent applications filed
    - AEN-100 (zinc acetate) – once-daily, gastroretentive, sustained-release, high-dose zinc acetate

SYNTHETIC BIOLOGICS

Recent Milestones

Advancing synthetic biologics and funded clinical programs

- ✓ Worldwide exclusive channel collaboration with Intrexon Corporation for the development and commercialization of a synthetic DNA-based therapy to treat PAH
- ✓ Proposed corporate name change to Synthetic Biologics, Inc., to reflect primary focus on synthetic DNA therapeutics business
- ✓ Recruited gene medicine industry pioneer, John Monahan, Ph.D., to Sr. VP of R&D
- ✓ Completed planned enrollment in Phase II clinical trial for relapses in MS
- ✓ Initiated Phase II clinical trial for cognition in MS January 19, 2012
- ✓ Appointed CEO, Jeff Riley, CFO, Evan Ballantyne and independent board members, Scott L. Tarriff and Nelson K. Stacks in February 2012

SYNTHETIC BIOLOGICS



SYNTHETIC BIOLOGICS

Adeona Pharmaceuticals, Inc. (NYSE Amex: AEN)
d/b/a Synthetic Biologics, Inc.
Pending Name and Ticker Symbol Change

SYNTHETIC BIOLOGICS